INTANGIBLE ASSETS, NET - Amortization expense (Details) - USD ($)	Dec. 31, 2022	Mar. 31, 2022
INTANGIBLE ASSETS, NET
Twelve months ending December 31, 2023	$ 179,616	$ 186,772
Twelve months ending December 31, 2024	169,528	178,660
Twelve months ending December 31, 2025	133,240	171,289
Twelve months ending December 31, 2026	85,157	111,011
Twelve months ending December 31, 2027	78,586	79,563
Thereafter	173,544	232,256
Total	$ 819,671	$ 959,551